Exhibit 10.1
Execution Version
SUCCESSOR AGENT AGREEMENT
AND
SECOND AMENDMENT TO CREDIT, SECURITY, GUARANTY AND PLEDGE AGREEMENT
     This SUCCESSOR AGENT AGREEMENT AND SECOND AMENDMENT TO CREDIT, SECURITY, GUARANTY, AND PLEDGE AGREEMENT (this “Agreement”) is dated as of February 12, 2010 (the “Effective Date”) by and among WILMINGTON TRUST FSB (“Wilmington” or the “Successor Agent”), JPMORGAN CHASE BANK, N.A. (“JPMorgan Chase”), in its capacity as Administrative Agent (as defined in the Credit Agreement described below) (in such capacity, the “Existing Agent”), RHI Entertainment, LLC, a Delaware limited liability company (the “Borrower”), RHI Entertainment Holdings II, LLC, a Delaware limited liability company (“Parent”), the subsidiaries of the Borrower party hereto (the “Guarantors”) and Lenders constituting the Required Lenders (as defined in the Credit Agreement described below) identified on the signature pages hereto.
     WHEREAS, the Borrower, Parent, the Guarantors, the financial institutions or entities from time to time parties thereto as lenders (collectively, the “Lenders”) and JPMorgan Chase, as the administrative agent, entered into that certain Credit, Security, Guaranty and Pledge Agreement, dated as of June 23, 2008 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, the Existing Agent resigned as Administrative Agent pursuant to that certain resignation letter dated December 9, 2009 in accordance with Section 12.11 of the Credit Agreement;
     WHEREAS, pursuant to Section 12.11 of the Credit Agreement, none of the Lenders wish to act as the successor Administrative Agent under the Credit Agreement and the other Fundamental Documents (as defined in the Credit Agreement);
     WHEREAS, pursuant to Section 12.11 of the Credit Agreement, the Required Lenders desire to appoint Wilmington to act as the successor Administrative Agent under the Credit Agreement and the other Fundamental Documents; and
     WHEREAS, the Borrower approves the Required Lenders’ appointment of Wilmington as the successor Administrative Agent under the Credit Agreement and the other Fundamental Documents;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto, intending to be legally bound, hereby agree as follows:
     1. Definitions. Capitalized terms not otherwise defined herein (including in the Recitals hereto) shall have the meanings ascribed to them in the Credit Agreement.
     2. Acknowledgement and Consent. Pursuant to Section 12.11 of the Credit Agreement, the Borrower and each Required Lender hereby acknowledges that Wilmington’s appointment as successor Administrative Agent under the Credit Agreement and the other Fundamental Documents is reasonably acceptable to such Borrower and Required Lender. Furthermore, pursuant to Section 12.11 of the Credit Agreement, each Required Lender hereby consents to Wilmington’s appointment as successor Administrative Agent under the Credit Agreement and the other Fundamental Documents.
     3. Resignation and Appointment of Agent. Pursuant to Section 12.11 of the Credit Agreement (a) the Existing Agent’s resignation as the Administrative Agent is hereby effective and the Required Lenders hereby accept the resignation of JPMorgan Chase as Administrative Agent under the

Credit Agreement and the other Fundamental Documents and (b) the Required Lenders hereby appoint Wilmington to act as the successor Administrative Agent under the Credit Agreement and the other Fundamental Documents, in each case, effective as of the Effective Date. As of the Effective Date, the Successor Agent hereby accepts, and the Borrower approves, the appointment to act as the Administrative Agent under the Credit Agreement and the other Fundamental Documents. The Required Lenders and the Borrower waive any inconsistency or conflict with the provisions in Section 12.11 of the Credit Agreement with respect to the resignation of JPMorgan Chase as Administrative Agent and the appointment of Wilmington as the Administrative Agent. Each of the parties hereto agrees to execute all documents necessary to evidence the appointment of Wilmington as the successor Administrative Agent.
     4. Rights, Duties and Obligations. Notwithstanding anything to the contrary in the Credit Agreement or the other Fundamental Documents, as of the Effective Date (a) the Successor Agent is hereby vested with all the rights, powers, discretion and privileges of the Existing Agent, as described in the Fundamental Documents, and the Successor Agent assumes from and after the Effective Date the obligations, all of the responsibilities and duties of the Existing Agent, in accordance with the terms of the Fundamental Documents and (b) the Existing Agent is discharged from all of its duties and obligations as the Administrative Agent under the Fundamental Documents. Nothing in this Agreement shall be deemed a termination of the provisions of any Fundamental Document (including, without limitation, Articles 12 and 13 of the Credit Agreement) that survive the Existing Agent’s resignation pertaining to JPMorgan Chase in its capacity as Administrative Agent. The Borrower and the Required Lenders expressly agree and acknowledge that the Successor Agent is not assuming any liability (i) under or related to the Fundamental Documents prior to the Effective Date and (ii) for any and all claims under or related to the Fundamental Documents that may have arisen or accrued prior to the Effective Date. Each of the Borrower and the Required Lenders, with respect to their applicable indemnification obligations under the Fundamental Documents, expressly agrees and confirms that the Successor Agent’s right to indemnification, as set forth in the Fundamental Documents, shall apply with respect to any and all losses, claims, costs and expenses that the Successor Agent suffers, incurs or is threatened with relating to actions taken or omitted by any of the Parties to this Agreement prior to the Effective Date. The parties hereto agree that nothing herein shall be deemed to constitute a transfer by JPMorgan Chase of any of its rights or obligations as First Lien Agent under any of the Fundamental Documents (as defined in the First Lien Agreement), or impose on First Lien Agent any obligations to share any information received by JPMorgan Chase in its capacity as First Lien Agent or to take any other action in its capacity as First Lien Agent.
     5. Certification. The Existing Agent hereby certifies the following as of the Effective Date:
          (a) Current Lenders. The accuracy of the list of the Lenders and the outstanding principal amount of the Loans owing to each such Lender under the Credit Agreement delivered by the Existing Agent to the Successor Agent.
          (b) Loan Status. Schedule I sets forth (i) the outstanding principal amount of, and accrued interest payable on, the Loans as of February 12, 2010 and (ii) any other fees, charges and expenses due and payable to the Existing Agent or the Lenders as of February 12, 2010.
          (c) Fundamental Documents. Schedule II is a list of the Fundamental Documents delivered to the Successor Agent on or prior to the date hereof, and as of the date hereof there have been no amendments, supplements or consents to such Fundamental Documents, to which the Existing Agent has knowledge or is a party, except as set forth in Schedule II or Schedule III.
          (d) Defaults, Waivers, Reservation of Rights. Except as set forth on Schedule IV, the Existing Agent has not (i) received any notice of Default under Section 5.4 of the Credit Agreement,

(ii) executed any waiver of any Default under the Credit Agreement or the other Fundamental Documents or (iii) sent any letters or notices to the Borrower purporting to reserve any of its rights under the Credit Agreement or the other Fundamental Documents.
     6. Covenants of Existing Agent. The Existing Agent covenants and agrees that it will, in each case at the Borrower’s expense: (a) deliver, or cause to be delivered, promptly to the Successor Agent execution versions of the Credit Agreement and the other Fundamental Documents listed on Schedule II and Schedule III, provided that the Existing Agent will deliver executed originals of such documents if such documents are readily available to the Existing Agent and the Successor Agent reasonably deems it is necessary to have such an executed original in its possession, (b) use commercially reasonable efforts to deliver, or cause to be delivered, promptly to the Successor Agent, copies of any written notices, financial statements and other written requests delivered by the Borrower, in accordance with the notice provisions in Section 13.1 of the Credit Agreement, to the Existing Agent under Sections 5.1 (other than clauses (f), (g), (j), (k) and (l) thereof), 5.4(a), 5.7, 5.17, 5.19, and 5.26 of the Credit Agreement received by the Existing Agent, in each case, to the extent such notices, statements or requests have not already been delivered to the Lenders, (c) execute all documents as may be reasonably requested by the Successor Agent to transfer and/or assign the rights and privileges of the Existing Agent under the Fundamental Documents to the Successor Agent and (d) take all actions reasonably requested by the Successor Agent or its representatives to facilitate the transfer of information to the Successor Agent in connection with the Fundamental Documents. The Borrower hereby consents to all actions taken by the Existing Agent and the Successor Agent pursuant to this Agreement, including the immediately preceding sentence, and acknowledges that any action taken by the Existing Agent in connection herewith shall be subject to the provisions of Section 13.5 of the Credit Agreement. The Successor Agent acknowledges that the Existing Agent has, as of the Effective Date, caused to be delivered to the Successor Agent execution versions of the Fundamental Documents listed on Schedule II and Schedule III to satisfy clause (a) of this Section 6. It is the intention and understanding of the Existing Agent and the Successor Agent that any exchange of information under this Section 6 that is otherwise protected against disclosure by privilege, doctrine or rule of confidentiality (such information, “Privileged Information”) (i) will not waive any applicable privilege, doctrine or rule of protection from disclosure, (ii) will not diminish the confidentiality of the Privileged Information and (iii) will not be asserted as a waiver of any such privilege, doctrine or rule by the Existing Agent or the Successor Agent.
     7. Fees and Expenses. All fees and expenses incurred by the Existing Agent prior to the date hereof have been paid in full by the Borrower. Commencing on the Effective Date, (a) the Successor Agent shall be entitled to receive its agency fees and expenses set forth in that certain fee letter, dated as of February 12, 2010, between the Borrower and the Successor Agent and (b) the Existing Agent shall cease to be entitled to receive the administrative agent fees provided by the Credit Agreement, provided that the Existing Agent shall remain entitled to receive any accrued and unpaid administrative agent fees and expenses owed to it pursuant to the Fundamental Documents. All other provisions of the Credit Agreement providing for the payment of fees and expenses of, and providing indemnities for the benefit of, the Existing Agent shall remain in full force and effect for the benefit of the Successor Agent. In addition, the Borrower agrees to pay all out-of-pocket costs and expenses of the Successor Agent (including, without limitation, any legal fees) reasonably incurred by it in connection with the negotiation, preparation, execution and delivery of this Agreement and any related documents. Notwithstanding anything herein to the contrary, JPMorgan Chase agrees to pay to the Successor Agent $17, 945.03 within two (2) Business Days of the Effective Date, which amount will consist of all fees that have been paid to the Existing Agent by the Borrower for services to be provided by the Existing Agent under the Fundamental Documents for time periods that have yet to accrue. Notwithstanding anything to the contrary herein, the Borrower will pay on demand all fees and reasonable and documented out-of-pocket expenses of the Existing Agent and the reasonable fees and disbursements of Morgan Lewis & Bockius,

LLP, counsel for the Existing Agent (and, to the extent necessary, one local counsel per jurisdiction), in negotiation, preparing and executing this Agreement and implementing it.
     8. Amendments to Fundamental Documents.
          (a) General. The parties hereby agree and acknowledge that, from and after the Effective Date, Wilmington shall be, and shall be deemed to be, the Administrative Agent under the Credit Agreement and the other Fundamental Documents. In furtherance of the foregoing, from and after the Effective Date all defined terms referencing JPMorgan Chase as the Administrative Agent in the Credit Agreement and the other Fundamental Documents (in each case as such references relate to the Credit Agreement) are hereby amended to reference Wilmington (as successor to JPMorgan Chase) as the Administrative Agent thereunder.
          (b) Amendment to Section 1.1 of the Credit Agreement. The parties hereby agree that the following definition is hereby amended and restated to read as follows:
          “‘Administrative Agent’ shall mean Wilmington Trust FSB (as successor to JPMorgan Chase Bank, N.A.), together with its branches and affiliates, in its capacity as the administrative agent for the Lenders under this Credit Agreement and the other Fundamental Documents, together with any successor administrative agent as may be appointed pursuant to Section 12.11 hereof.”
          (c) Amendment to Section 5.22 of the Credit Agreement. The parties agree that Section 5.22 of the Credit Agreement is restated in its entirety to read as follows:
          “SECTION 5.22 JPMorgan Chase Control Agreements. The Credit Parties shall cause Account Control Agreements to be delivered to the Administrative Agent with respect to each deposit account of any Credit Party with JPMorgan Chase, as depository institution, that has a balance equal to or greater than $25,000, provided, however, the Credit Parties’ obligation to comply with this covenant shall commence on February 25, 2010 and continue thereafter.”
          (d) Amendment to Section 13.1 of the Credit Agreement. The parties agree that Section 13.1(ii) of the Credit Agreement is amended by deleting such Section 13.1(ii) in its entirety and substituting in lieu thereof the following:
     “(ii) if to Administrative Agent or to Wilmington Trust FSB, to Wilmington Trust FSB, 50 South Sixth Street, Suite 1290, Minneapolis, MN 55402, Attention: Renee Kuhl, Telephone No. (612) 217-5635 Facsimile: (612) 217-5651, email: rkuhl@wilmingtontrust.com, with a copy to Milbank, Tweed, Hadley & McCloy, LLP, 601 South Figueroa Street, 30th Floor, Los Angeles, CA 90017, Attention: Melainie Mansfield, Telephone No. (213) 892-4611, Facsimile: (213) 892-4711, email: mmansfield@milbank.com; and”
          (e) Amendment to Section 12.5(a) of the Credit Agreement. The parties agree that Section 12.5(a) of the Credit Agreement is amended by deleting such Section 12.5(a) in its entirety and substituting in lieu thereof the following:
     “(a) The Administrative Agent, when acting on behalf of the Lenders, may execute any of its duties under this Credit Agreement or the other Fundamental Documents by or through its officers, agents or employees and neither the Administrative Agent nor its officers, agents or employees shall be liable to the Lenders or any of them for any action taken or omitted to be taken in good faith, nor be responsible to the Lenders or to any of them for the consequences of any oversight or error of judgment, or for any loss, unless the same shall happen through its gross negligence or willful misconduct. The Administrative Agent and its respective directors, officers, agents, and employees shall in no event be liable to the Lenders or to any of them for any action taken or omitted to be taken by it pursuant to instructions received by it from the Required Lenders or in reliance upon the advice of counsel selected by it with reasonable care. Without limiting the foregoing, neither the Administrative Agent nor any of its respective directors, officers, employees, or agents shall (1) be deemed to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower, Parent, or any Guarantor or (2) be responsible to any of the Lenders for the due execution, validity, genuineness, effectiveness, sufficiency, or enforceability of, or for any statement, warranty, or representation in, or for the perfection of any security interest contemplated by, this Credit Agreement, any other Fundamental Document or any related agreement, document or order, or for freedom of any of the Collateral or any of the Pledged Securities from prior Liens or security interests, or shall be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower or any other Credit Party of any of the terms, conditions, covenants, or agreements of this Credit Agreement, any other Fundamental Document, or any related agreement or document.”
          (f) Amendment to Section 12.5(b) of the Credit Agreement. The parties agree that Section 12.5(b) of the Credit Agreement is amended by deleting the following therein: “(other than JPMorgan Chase Bank, N.A.).”
     9. Entire Agreement. This Agreement states the entire agreement and supersedes all prior agreements, written or verbal, between the parties hereto with respect to the subject matter hereof and may not be amended except in writing signed by a duly authorized representative of each of the respective parties hereto. Except as specifically modified by this Agreement, the Credit Agreement and the other Fundamental Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.
     10. Waiver. No delay or failure on the part of any party hereto in exercising any right, power or remedy hereunder shall effect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such right, power or remedy preclude any further exercise thereof or of any other right, power or remedy.
     11. Submission To Jurisdiction. Each party hereto hereby irrevocably and unconditionally:
          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;
          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail),

postage prepaid and addressed as set forth in Section 13.1 of the Credit Agreement or in the case of Wilmington, the address set forth below:
Wilmington Trust FSB
50 South Sixth Street, Suite 1290
Minneapolis, MN 55402
Attention: Renee Kuhl
Telephone No.: (612) 217-5635
Facsimile No.: (612) 217-5651
with a copy to:
Milbank, Tweed, Hadley & McCloy, LLP
601 S. Figueroa Street, 30th Floor
Los Angeles, CA 90017
Attention: Melainie Mansfield
Telephone No.: (213) 892-4611
Facsimile No.: (213) 892-4711
          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, the Fundamental Documents, any agreement or instrument contemplated hereby or thereby, or the transactions contemplated hereby or thereby.
     12. Consents.
          (a) The undersigned Lenders hereby represent and warrant that (i) each is duly authorized to execute and perform its obligations under this Agreement and that such execution is not prohibited by law, (ii) at the date of execution of this Agreement, each Lender owns the principal amount of loans set forth below its signature block, and (iii) such Lenders consent to the amendments of the Credit Agreement set forth in this Agreement.
          (b) The Borrower hereby represents and warrants that the Borrower consents to the amendments of the Credit Agreement set forth in this Agreement.
          (c) Each of the Credit Parties and Parent hereby represents and warrants that (i) it is duly authorized to execute and perform its obligations under this Agreement and that such execution is not prohibited by law and (ii) it consents to the appointment of Wilmington as successor Administrative Agent under the Credit Agreement and the other applicable Fundamental Documents.
          (d) JPMorgan Chase, as Existing Agent represents and warrants that it is duly authorized to execute and perform its obligations under this Agreement and that such execution is not prohibited by law.
     13. WAIVERS OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

     14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     15. Severability. In the event that any provision of this Agreement, or the application of such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be affected and shall continue to be valid and enforceable to the fullest extent permitted by law.
     16. Counterparts and Facsimile. This Agreement may be signed in counterparts, all of which together shall constitute one and the same instrument. The parties hereto may provide signatures to this Agreement by facsimile or electronic mail, and such facsimile or electronic mail signatures shall be deemed to be the same as original signatures.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

JPMORGAN CHASE BANK, N.A. as Existing Agent
By:	/s/ Christa Thomas
	Name:	Christa Thomas
	Title:	Managing Director

[Signature page to Successor Agent Agreement]

WILMINGTON TRUST FSB as Successor Agent
By:	/s/ Renee Kuhl
	Name:	Renee Kuhl
	Title:	Assistant Vice President

[Signature page to Successor Agent Agreement]

JPM MEZZANINE CAPITAL, LLC, as Lender
By:	/s/ Aized A. Rabbani
	Name:	AIZED A. RABBANI
	Title:	VICE PRESIDENT

[Signature page to Successor Agent Agreement]

CALIFORNIA BANK & TRUST, as Lender
By:	/s/ Thomas P. Betoumay
	Name:	Thomas P. Betoumay
	Title:	VP

[Signature page to Successor Agent Agreement]

KEP VI AIV, LLC as Lender
By:	/s/ Frank J. Loverro
	Name:	Frank J. Loverro
	Title:	Managing Member

KELSO INTERCO VII, LLC, as Lender By: Kelso AIV VII, L.P., its Member By: Kelso AIV GP VII, L.P., its General Partner By: Kelso AIV GP VII, LLC, its General Partner
By:	/s/ Frank J. Loverro
	Name:	Frank J. Loverro
	Title:	Managing Member

ACKNOWLEDGED AND AGREED, as of the date first written above. Borrower: RHI ENTERTAINMENT, LLC
By:	/s/ Peter von Gal
	Name:	Peter von Gal
	Title:	Chief Operating Officer

Parent: RHI ENTERTAINMENT HOLDINGS II, LLC
By:	/s/ Peter von Gal
	Name:	Peter von Gal
	Title:	Chief Operating Officer

Guarantors: RHI ENTERTAINMENT PRODUCTIONS, LLC
By:	/s/ Henry S. Hoberman
	Name:	Henry S. Hoberman
	Title:	Exec VP, General Counsel & Secretary

RHI ENTERTAINMENT DISTRIBUTION, LLC
By:	/s/ Henry S. Hoberman
	Name:	Henry S. Hoberman
	Title:	Exec VP, General Counsel & Secretary

RHI INTERNATIONAL DISTRIBUTION, INC.
By:	/s/ Michael Scarpelli
	Name:	Michael Scarpelli
	Title:	Vice President & Treasurer

[Signature page to Successor Agent Agreement]

LIBRARY STORAGE, INC.
By:	/s/ Michael Scarpelli
	Name:	Michael Scarpelli
	Title:	President & Secretary

[Signature page to Successor Agent Agreement]

Schedule I
Loan Status

Pricing			Current		Effective	Repricing	Accrued	Interest
Option	Status	Facility/ Borrower	Amount	CCY	Date	Date	Interest	Rate
ABR			$0	USD	6/23/08			9.75%
Libor[1]	—	Facility/ RHI Entertainment, LLC	$20,000,000.00	USD	11/12/09	2/12/10	$397,644.44	7.78%
Libor	—	Facility/ RHI Entertainment, LLC	$55,000,000.00	USD	11/27/09	3/1/10	$914,054.17	7.77%

[1]	Converts to an Alternate Base Rate loan on February 12, 2010

SCHEDULE II
Fundamental Documents
     1. Credit, Security, Guaranty and Pledge Agreement, dated as of June 23, 2008 (the “Credit Agreement”), among RHI Entertainment, LLC, as borrower (“Borrower”), RHI Entertainment Holdings II, LLC, as parent (“Parent”), the guarantors referred to therein (the “Guarantors”), the lenders referred to therein (the “Lenders”), and JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent;
     2. Amendment No. 1 to the Credit Agreement, dated as of August 7, 2008, by and among Borrower, Parent, the Guarantors, JPMCB as administrative agent, JPMorgan Chase Bank, N.A., as incremental lender, and the other lenders party thereto;
     3. Copyright Security Agreement dated as of June 23, 2008 executed by the Borrower and the Guarantors in favor of JPMCB as second lien agent thereunder;
     4. Supplement No. 1 to the Copyright Security Agreement dated as of August 20, 2009 by and among the Borrower, the Guarantors, and JPMCB;
     5. Supplement No. 2 to the Copyright Security Agreement dated as of October 26, 2009 by and among the Borrower, the Guarantors, and JPMCB;
     6. Supplement No. 3 to the Copyright Security Agreement dated as of December 14, 2009 by and among the Borrower, the Guarantors, and JPMCB;
     7. Contribution Agreement dated as of June 23, 2008 among the Borrower and the Guarantors;
     8. Account Control Agreement dated as of July 2, 2007 among JPMCB as first lien administrative agent, JPMCB as second lien administrative agent, IHR, LLC, RHI Entertainment Distribution (“RHIED”) and JPMCB, as depository institution;
     9. Account Control Agreement dated as of October 30, 2008 among Borrower, JPMCB as first lien administrative agent, JPMCB as second lien administrative agent, and Israel Discount Bank;
     10. Deposit Account Control Agreement dated as of January 14, 2009 among Borrower, JPMCB as first lien administrative agent, JPMCB as second lien administrative agent, and California Bank & Trust;
     11. Pledgeholder Agreement, dated January 12, 2006, by and among The Television Company, HEI Acquisition, LLC, RHI Entertainment, LLC (f/k/a Hallmark Entertainment, LLC, the successor by merger to HEI Acquisition, LLC), RHI Entertainment Distribution, LLC (f/k/a Hallmark Entertainment Distribution, LLC), RHI Entertainment Productions, LLC (f/k/a Hallmark Entertainment Productions, LLC), JPMorgan Chase Bank, N.A. as first lien administrative agent, and JPMorgan Chase Bank, N.A. as second lien administrative agent, as modified by the Joinder to Pledgeholder Agreement made by Crown Media Distribution, LLC dated December 15, 2006;
     12. Pledgeholder Agreement, dated January 12, 2006, by and among Bonded Services, HEI Acquisition, LLC, RHI Entertainment, LLC (f/k/a Hallmark Entertainment, LLC, the successor by merger to HEI Acquisition, LLC), RHI Entertainment Distribution, LLC (f/k/a Hallmark Entertainment Distribution, LLC), RHI Entertainment Productions, LLC (f/k/a Hallmark Entertainment Productions,

LLC), and JPMorgan Chase Bank, N.A. as first lien administrative agent, and JPMorgan Chase Bank, N.A. as second lien administrative agent, as modified by the Joinder to Pledgeholder Agreement made by Crown Media Distribution, LLC dated December 15, 2006;
     13. Replacement Amended and Restated Intercreditor Agreement dated as of June 23, 2008 by and among JPMCB, as administrative and collateral agent for the First Priority Secured Parties (as defined therein), JPMCB, as administrative and collateral agent for the Second Priority Secured Parties (as defined therein), Borrower, KRH Investments LLC (f/k/a RHI Entertainment Holdings, LLC), and RHI Entertainment Holdings II, LLC. (“RHIEH II”);
     14. Intercreditor Agreement dated as of April 16, 2008, by and among RHIED, National Bank of Canada (“NBC”), JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Muse Distribution International Inc. (“MDI”), and Templar Productions (Muse) Inc., as amended by Amendment No. 1 to Intercreditor Agreement dated as of June 27, 2008;
     15. Intercreditor Agreement — “Creature”, dated as of September 12, 2008, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), MDI, Sci-Fi Creature Productions (Muse) Inc., and NBC; acknowledged and agreed to by Universal Television Networks (“UTN”);
     16. Intercreditor Agreement — “Hellhounds,” dated as of September 17, 2008, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), MDI, Hellhounds Productions (Muse) Inc., and NBC, acknowledged and agreed to by UTN;
     17. Intercreditor Agreement — “Sand Serpents,” dated as of October 17, 2008, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), MDI, Sandserpent Productions (Muse) Inc., and NBC, acknowledged and agreed to by UTN;
     18. Intercreditor Agreement — “Carny,” dated as of November 18, 2008, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), MDI, Carny Productions (Muse) Inc,. and NBC, acknowledged and agreed to by UTN;
     19. Intercreditor Agreement — “Alien Western,” dated as of November 26, 2008 by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), MDI, Sci-Fi A.W. Productions (Muse) Inc., and NBC;
     20. Intercreditor Agreement — “Riverworld” dated as of April 9, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Riverworld Productions Inc., and NBC;
     21. Intercreditor Agreement — “Wyvern,” dated as of May 22, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Wyvern Productions Inc. and NBC;
     22. Intercreditor Agreement — “Troglodyte,” dated as of May 22, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Troglodyte Productions Inc., and NBC;
     23. Intercreditor Agreement — “Phantom Racer ,” dated as of May 22, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Phantom Racer Productions Inc., and NBC;

     24. Intercreditor Agreement — “Knights of Bloodsteel,” dated as of June 10, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Dragonsteel Films Inc., Powercorp International Limited, Royal Bank of Canada and U.S. Bank National Association, Canada Branch (“U.S. Bank Canada”);
     25. Intercreditor Agreement — “Family Gathering,” dated as of August 13, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Tertius Productions, Inc., and NBC;
     26. Intercreditor Agreement — “Sharkswarm,” dated as of August 14, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Husum Limited, and U.S. Bank National Association (“U.S. Bank”);
     27. Intercreditor Agreement — “Goblin,” dated as of September 21, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Reel One Entertainment, Inc., Gobi Productions Inc., and NBC;
     28. Intercreditor Agreement — “Megastorm,” dated as of September 25, 2009, by and among RHIED, RHI International Distribution, Inc. (“RHIID”), JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Felsberg Limited, and U.S. Bank;
     29. Intercreditor Agreement — “Fairfield Road,” dated as of October 15, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), Cypress Point Films, Inc., and NBC;
     30. Intercreditor Agreement — “The Phantom,” dated as of May 6, 2009, by and among RHIED, RHIID, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), MDI, Muse Entertainment Enterprises USA, Inc. (“Muse USA”), Walker Productions (Muse) Inc. and NBC;
     31. Intercreditor Agreement — “The Phantom,” dated as of October 20, 2009, by and among RHIED, RHIID, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), MDI, Muse USA, Walker Productions (Muse) Inc. and U.S. Bank Canada;
     32. Intercreditor Agreement — “Wild Girl,” dated as of November 6, 2009, by and among RHIED, JPMCB, as First Lien Agent (as defined therein), JPMCB, as Second Lien Agent (as defined therein), W. Girl Productions (Muse) Inc., Muse USA and NBC;
     33. UCC-1 financing statement filed by JPMCB as second lien administrative agent against the Borrower in connection with the Credit Agreement;
     34. UCC-1 financing statement filed by JPMCB as second lien administrative agent against RHIED in connection with the Credit Agreement;
     35. UCC-1 financing statement filed by JPMCB as second lien administrative agent against RHI Entertainment Productions, LLC in connection with the Credit Agreement;
     36. UCC-1 financing statement filed by JPMCB as second lien administrative agent against RHIID in connection with the Credit Agreement;

     37. UCC-1 financing statement filed by JPMCB as second lien administrative agent against RHIEH II in connection with the Credit Agreement; and
     38. UCC-1 financing statement filed by JPMCB as second lien administrative agent against Library Storage, Inc. in connection with the Credit Agreement.

SCHEDULE III
Amendments, Supplements, Consents
     1. With respect to the Credit Agreement, (i) that certain Instrument of Assumption and Joinder (the “Joinder”), dated as of June 23, 2008, by Library Storage, Inc., in favor of the Lenders, (ii) Item No. 2 on Schedule II, and (iii) this Agreement;
     2. With respect to the Copyright Security Agreement, (i) the Joinder and (ii) Items No. 4, 5 and 6 on Schedule II;
     3. With respect to The Television Center Pledgeholder Agreement identified in Item No. 11 on Schedule II, (i) Item No. 12 on Schedule II and (ii) that certain letter, dated as of June 23, 2008, by JPMCB to The Television Center regarding the refinancing of the Credit Agreement;
     4. With respect to the Bonded Services Pledgeholder Agreement identified in Item No. 13 on Schedule II, (i) Item No. 14 on Schedule II and (ii) that certain letter, dated as of June 23, 2008, by JPMCB to Bonded Services regarding the refinancing of the Credit Agreement; and
     5. With respect to the Intercreditor Agreement identified in Item 16 of Schedule II, (i) the amendment referred to therein and (ii) that certain letter, dated June 23, 2008, by JPMCB to NBC, MDI, Fraser Milner Casgrain LLP and Templar Productions (Muse) Inc. regarding the refinancing of the Credit Agreement.
     6. With respect to the July 27, 2007 Account Control Agreement identified in Item 8 of Schedule II, that certain letter, dated June 23, 2008, by JPMCB to the parties thereto regarding the refinancing of the Credit Agreement.

SCHEDULE IV
Defaults, Waivers, Reservation of Rights
     None.